RIVERNORTH OPPORTUNITIES FUND ANNOUNCES RIGHTS OFFERING

DENVER, October 2, 2017 - The Board of Directors of RiverNorth Opportunities Fund Inc. (NYSE: RIV) has authorized and set the terms of an offering to the Fund’s shareholders of rights to purchase additional common shares of the Fund.

The Fund is issuing transferable subscription rights (“Rights”) to its common shareholders of record as of October 12, 2017 (the “Record Date” and such shareholders, “Record Date Shareholders”) who will be allowed to subscribe for new common shares of the Fund (the “Primary Subscription”). Record Date Shareholders will receive one Right for each common share held on the Record Date. For every three Rights held, a holder of Rights may buy one new common share of the Fund. Record Date Shareholders who exercise their Rights will not be entitled to distributions payable during October 2017 on shares issued in connection with the Rights Offering.   The Rights are expected to be listed and tradable on the NYSE under the ticker: RIV RT.

Record Date Shareholders who fully exercise all Rights initially issued to them in the Primary Subscription will be entitled to buy those common shares that are not purchased by other Record Date Shareholders. In addition, the Fund, in its sole discretion, may elect to issue additional common shares in an amount of up to 25% of the common shares issued in the Primary Subscription.

The subscription price per common share will be determined based upon a formula equal to 92.5% of the reported net asset value or 95% of the market price per common share, whichever is higher on the Expiration Date (as defined below). Market price per common share will be determined based on the average of the last reported sales price of a common share on the NYSE for the five trading days preceding the Expiration Date.

The rights offering is subject to the effectiveness of the Fund’s Registration Statement currently on file with the Securities and Exchange Commission (the “SEC”) and will be made only by means of a prospectus. The Fund anticipates that the offering will expire on or about November 9, 2017 (the “Expiration Date”), unless extended by the Board.

A final Registration Statement relating to the securities has not been made with the SEC as of the date of this release. These securities may not be sold nor may offers to purchase be accepted prior to the time the Registration Statement becomes effective with the SEC.

This press release shall not constitute an offer to sell or constitute a solicitation of an offer to buy. Investors should read the prospectus, when available, and consider the investment objective, risks, fees and expenses of the Fund carefully before investing.

The RiverNorth Opportunities Fund

The investment objective of the Fund is total return consisting of capital appreciation and current income. The Fund had approximately $77.5 million of total assets and 3.75 million shares of common stock outstanding as of September 28, 2017.

An investor should consider the Fund's investment objectives, risks, charges and expenses carefully before investing. To obtain an annual report or semi-annual report which contains this and other information, visit www.rivernorthcef.com or call 855.830.1222. Please read them carefully before investing.

Shares of closed-end investment companies frequently trade at a discount from their net asset value and initial offering prices. The risks associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell their shares in a relatively short period after completion of the initial public offering.

The Fund is a closed-end fund and does not continuously issue shares for sale as open-end mutual funds do. Since the initial public offering, the Fund now trades in the secondary market. Investors wishing to buy or sell shares need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market's value.

ALPS Advisors, Inc. is the investment adviser to the Fund.

RiverNorth Capital Management, LLC is the investment sub-adviser to the Fund.  RiverNorth Capital Management, LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

About ALPS  - Advisor for the Fund
Through its subsidiary companies, ALPS Holdings, Inc. is a leading provider of innovative investment products and customized servicing solutions to the financial services industry. Founded in 1985, Denver‐based ALPS delivers its asset management and asset servicing solutions through offices in Boston, New York, Seattle, and Toronto. ALPS is a wholly owned subsidiary of Kansas City‐based DST Systems, Inc. For more information about ALPS and its services, visit www.alpsinc.com. Information about ALPS’ products is available at www.alpsfunds.com.

About RiverNorth Capital Management, LLC
RiverNorth is an investment management firm founded in 2000 that specializes in opportunistic strategies in niche markets where the potential to exploit inefficiencies is greatest. RiverNorth is the manager to multiple registered and private funds.

ALPS Portfolio Solutions Distributor, Inc., FINRA Member.

NOT FDIC INSURED | May Lose Value | No Bank Guarantee

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Laura M. Parsons
DST Global Public Relations
+1 816 843 9087
mediarelations@dstsystems.com